SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 11, 2006

Trimol Group, Inc. (Exact name of Registrant as Specified in its Charter)

Delaware	0-28144	13-3859706
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

1285 Avenue of the Americas, 35th Floor, New York, New York 10019 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 554-4394

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

                On or about February 11, 2006, the Company received notice from the Government of the Republic of Moldova (“Moldova”) that it does not intend to renew the April 29, 1996 Contract on Leasing Equipment and Licensing Technology (the “Supply Agreement”) between Moldova and Intercomsoft Ltd. (a wholly owned subsidiary of the Company) which expires by its terms on April 29, 2006. Inasmuch as the Company’s only revenues are derived from Intercomsoft’s activities under the Supply Agreement, as of April 29, 2006, if the Supply Agreement is not renewed or extended, the Company will have no source of revenues as a consequence of the expiration of such Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMOL GROUP, INC.

	By:	/s/ Yuri Benenson
——————————
Yuri Benenson
Chief Executive Officer

Date: February 20, 2006